                                                                    EXHIBIT 10.8
[FIRST UNION LOGO]


                               SECURITY AGREEMENT

                                                                  April 25, 1997

Optical Cable Corporation, a Virginia Corporation
5290 Concourse Drive
Roanoke, Virginia 24019
(Individually and collectively "Debtor")

First Union National Bank of Virginia
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

For value received and to secure the payment and performance of the Promissory Note executed by the Debtor of even date herewith, in the original principal amount of $10,000,000.00, payable to Bank, and any extensions, renewals, modifications or novations thereof (the "Note"), this Security Agreement and the other Loan Documents, and any other obligations of Debtor to Bank however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including swap agreements (as defined in 11 U.S.C. ss. 101), future advances, and all costs and expenses incurred by Bank to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, "Obligations"), Debtor hereby grants to Bank a continuing security interest in and lien upon the following described property, now owned or hereafter acquired, any additions, accessions, or substitutions thereof and thereto (including but not limited to investment property and security entitlements), and all cash and non-cash proceeds and products thereof (collectively, "Collateral"):

All accounts, contract rights, inventory, furniture, fixtures, machinery, equipment and general intangibles now existing or hereafter arising and proceeds and products thereof.

Debtor hereby represents and agrees that:

OWNERSHIP. Debtor owns the Collateral or Debtor will purchase and acquire rights in the Collateral within ten days of the date advances are made under the Loan Documents. If Collateral is being acquired with the proceeds of an advance under the Loan Documents, Debtor authorizes Bank to disburse proceeds directly to the seller of the Collateral. The Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to Bank, and Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to Bank.

NAME AND OFFICES. There has been no change in the name of Debtor, or the name under which Debtor conducts business, within the 5 years preceding the date of execution of this Security Agreement and Debtor has not moved its executive offices or residence within the 5 years preceding the date of execution of this Security Agreement except as previously reported in writing to Bank. The taxpayer identification number of Debtor as provided herein is correct.

TITLE/TAXES. Debtor has good and marketable title to Collateral and will warrant and defend same against all claims. Debtor will not transfer, sell, or lease Collateral (except in the ordinary course of business). Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Bank, on demand, for any such payment made by Bank. Any amounts so paid shall be added to the Obligations.
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WAIVERS. Debtor waives presentment,  demand, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate, and notice of acceleration of maturity. Debtor further agrees not to assert against Bank as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to notice or to hearing prior to Bank's taking immediate possession or control of any Collateral, and to any bond or security which might be required by applicable law prior to the exercise of any of Bank's remedies against any Collateral.

EXTENSIONS, RELEASES. Debtor agrees that Bank may extend, renew or modify any of the Obligations and grant any releases, compromises or indulgences with respect to any security for the Obligations, or with respect to any party liable for the Obligations, all without notice to or consent of Debtor and without affecting the liability of Debtor or the enforceability of this Security Agreement.

NOTIFICATIONS OF CHANGE. Debtor will notify Bank in writing at least 30 days prior to any change in: (i) Debtor's chief place of business and/or residence;
(ii) Debtor's name or identity; or (iii) Debtor's corporate/organizational structure. Debtor will keep Collateral at the location(s) previously provided to Bank until such time as Bank provides written advance consent to a change of location. Debtor will bear the cost of preparing and filing any documents necessary to protect Bank's liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating. Debtor shall immediately notify Bank of any material loss or damage to Collateral. Debtor shall not permit any item of equipment to become a fixture to real estate or an accession to other personal property. Debtor represents it is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, Collateral, operations, business, and finances, including without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) Or narcotics (including 21 U.S.C. ss. 801, et seq.) And all applicable federal, state and local laws, and regulations intended to protect the environment.

RISK OF LOSS AND INSURANCE. Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force casualty and hazard insurance on Collateral naming Bank as loss payee. Such insurance is to be in form and amounts satisfactory to Bank. All such policies shall provide to Bank a minimum of 30 days written notice of cancellation. Debtor shall furnish to Bank such policies, or other evidence of such policies satisfactory to Bank. Bank is authorized, but not obligated, to purchase any or all insurance or "Single Interest Insurance" protecting such interest as Bank deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral, all at its discretion, and at Debtor's expense. In such event, Debtor agrees to reimburse Bank for the cost of such insurance and Bank may add such cost to the Obligations. Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. Debtor hereby assigns to Bank to proceeds of all such insurance and directs any insurer to make payments directly to Bank. Debtor hereby appoints Bank its attorney-in-fact, which appointment shall be irrevocable and coupled with any interest for so long as the Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of Collateral, to agree to and find Debtor as to the amount of said recovery, to designate payee(s) of such recovery, to grant releases to insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft.


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Debtor  agrees  not to  exercise  any of the  foregoing  powers  granted to Bank without the Bank's prior written consent.

ADDITIONAL COLLATERAL. If at any time Collateral is unsatisfactory to Bank, then on demand of Bank, Debtor shall immediately furnish such additional Collateral satisfactory to Bank to be held by Bank as if originally pledged hereunder and shall execute such additional security agreements and financing statements as requested by Bank.

FINANCING STATEMENTS. No financing statement (other than any filed by Bank or disclosed above) covering any of Collateral or proceeds thereof is on file in any public filing office. This Security Agreement, or a copy thereof, or any financing statement executed hereunder may be recorded. On request of Bank, Debtor will execute one or more financing statements in form satisfactory to Bank and will pay all costs and expenses of filing the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Bank to be desirable. Bank is authorized to file financing statements relating to Collateral without Debtor's signature where authorized by law. Debtor appoints Bank as its attorney-in-fact to execute such documents necessary to accomplish perfection of Bank's security interest. The appointment is coupled with an interest and shall be irrevocable as long as any Obligations remain outstanding. Debtor further agrees to take such other actions as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein. If certificates are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Bank to be properly protected, including perfection of notation thereon.

LANDLORD/MORTGAGE WAIVERS. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Bank by which such mortgagee or landlord waives its rights, if any, in the Collateral

STOCK, DIVIDENDS. If, with respect to any security pledged hereunder, a stock dividend is declared, any stock split made or right to subscribe is issued, all the certificates for the shares representing such stock dividend, stock split or right to subscribes will be immediately delivered, duly endorsed, to the Bank as additional collateral, and any cash or non-cash proceeds and products thereof, including investment property and security entitlements will be immediately delivered to Bank. If Debtor has granted to Bank a security interest in securities, Debtor acknowledges that such grant includes all investment property and security entitlements, now existing or hereafter arising, relating to such securities. In addition, Debtor agrees to execute such notices and instructions to securities intermediaries as Bank may reasonably request.

CONTRACTS,  CHATTEL PAPER, ACCOUNTS,  GENERAL INTANGIBLES.  Debtor warrants that
Collateral consisting of contract rights, chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms except as limited by law; (ii) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtor except as to which Debtor has notified Bank in writing; and (iii) not subject to any other circumstances that would impair the validity, enforceability, value, or amount of such Collateral except as to which Debtor has notified Bank in writing. Debtor shall not amend, modify or supplement any lease, contract or agreement contained in Collateral or waive any provision therein, without prior written consent of Bank.

ACCOUNT INFORMATION. From time to time, at the Bank's request, Debtor shall provide Bank with schedules describing all accounts and contracts, including customers' addresses, credited or acquired by Debtor and at the Bank's request shall execute and deliver written assignments of contracts and other documents evidencing such accounts and contracts to Bank. Together with each schedule, Debtor shall, if requested by Bank, furnish Bank with copies of Debtor's sales


                                     Page 3
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journals,  invoices,  customer  purchase orders or the equivalent,  and original shipping or delivery receipts for all goods sold, and Debtor warrants the genuineness thereof.

ACCOUNT AND CONTRACT DEBTORS. After a Default occurs, Bank shall have the right to notify the account and contract debtors obligated on any or all of the Collateral to make payment thereof directly to Bank and Bank may take control of all proceeds of any such Collateral, which rights Bank may exercise at any time. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether the same is incurred by Bank or Debtor. After a Default occurs, upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal.

If a Default occurs, no discount, credit, or allowance shall be granted by Debtor to any account or contract debtor and no return of merchandise shall be accepted by Debtor without Bank's consent. Bank may, after Default, settle or adjust disputes and claims directly with account contract debtors for amounts and upon terms that Bank considers advisable, and in such cases, Bank will credit the Obligations with the net amounts received by Bank, after deducting all of the expenses incurred by Bank. Debtor agrees to indemnify and defend Bank and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of Collateral.

GOVERNMENT CONTRACTS. If any Collateral covered hereby arises from obligations due to Debtor from any governmental unit or organization, Debtor shall immediately notify Bank in writing and execute all documents and take all actions demanded by Bank to ensure recognition by such governmental unit or organization of the rights of Bank in the Collateral.

INVENTORY. So long as no Default has occurred, Debtor shall have the right in the regular course of business, to process and sell Debtor's inventory, unless Bank shall hereafter otherwise direct in writing. Upon demand of Bank, Debtor will, upon receipt of all checks, drafts, ash and other remittances, in payment of Collateral sold, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal. Debtor shall comply with all federal, state, and local laws, regulations, rulings, and orders applicable to Debtor or its assets or business, in all respects. Without limiting the generality of the previous sentence, Debtor shall comply with all requirements of the federal Fair Labor Standards Act in the conduct of its business and the production of inventory. Debtor shall notify Bank immediately of any violation by Debtor of the Fair Labor Standards Act, and a failure of Debtor to so notify Bank shall constitute a continuing representation that all inventory then existing has been produced in compliance with the Fair Labor Standards Act.

INSTRUMENTS, CHATTEL PAPER. Any Collateral that is instruments, chattel paper and negotiable documents will be properly assigned to, deposited with and held Bank, unless Bank shall hereafter otherwise direct or consent in writing. Bank may, without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Bank shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, Bank shall incur no liability for any of the following: (i) loss or depreciation of Collateral (unless caused by its willful misconduct), (ii) its failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, or (iii) its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other security whether in connection with any merger, consolidation, recapitalization, or reorganization, arising out of the refunding of the original security, or for any other reason, or its failure to notify any party hereto that Collateral should be so presented or surrendered.


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TRANSFER OF  COLLATERAL.  The Bank may assign its right in the Collateral or any part thereof to any assignee who shall thereupon become vested with all the powers and rights herein given to the Bank with respect to the property so transferred and delivered, and the Bank shall thereafter be forever relieved and
fully   discharged   from  any  liability  with  respect  to  such  property  so transferred, but with respect to any property not so transferred the Bank shall retain all rights and powers hereby given.

SUBSTITUTE COLLATERAL. With prior written consent of Bank, other Collateral may be substituted for the original Collateral herein in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute Collateral.

INSPECTION, BOOKS AND RECORDS. Debtor will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Bank, or any of its agents, shall have the right, at intervals to be determined by Bank and without hindrance or delay, to inspect, audit, and examine the Collateral and to make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, Debtor's business or any other transaction between the parties hereto. Debtor will at its expense furnish Bank copies thereof upon request.

CROSS COLLATERALIZATION LIMITATION. As to any other existing or future consumer purpose loan made by Bank to Debtor, within the meaning of the Federal Consumer Credit Protection Act, Bank expressly waives any security interest granted herein in Collateral that Debtor uses as a principal dwelling and household goods.

ATTORNEY'S FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Bank's reasonable expenses incurred in enforcing this Agreement and in preserving and liquidating Collateral, including but not limited to, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

DEFAULT. If any of the following occurs, a default ("Default") under this Security Agreement shall exist: (i) The failure of timely payment or performance of any of the Obligations or a default under any Loan Document; (ii) Any breach of any representation or agreement contained or referred to in this Security Agreement or other Loan Document; (iii) Any loss, theft, substantial damage, or destruction of Collateral not fully covered by insurance, or as to which insurance proceeds are not remitted to Bank within 30 days of the loss; any sale (except the sale of inventory in the ordinary course of business), lease, or encumbrance of any of collateral without prior written consent of Bank; or the making of any levy, seizure, or attachment on or of Collateral which is not removed within 10 days; or (iv) the death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Debtor, its Subsidiaries or Affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101; and "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Debtor), if any, or any general partner of or the holder(s) of the majority ownership interests in Debtor or any party to the Loan Documents.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs, all of the Obligations shall be immediately due and payable, without notice and Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Bank shall have the following rights and remedies: (i) to take immediate possession of Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render the Collateral unusable or dispose of said Collateral on Debtor's premises; (ii) to require

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Debtor to assemble the Collateral and make it available to Bank at a place to be designated by Bank; (iii) to exercise its right of set-off or bank lien as to any monies of Debtors deposited in demand, checking, time, savings, certificate of deposit or other accounts of any nature maintained by Debtor with Bank or Affiliates of Bank, without advance notice, regardless of whether such accounts are general or special; (iv) to dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Bank, at either private or public sale (at which public sale bank may be the purchaser) with or without having the Collateral physically present at said sale. Any notice of sale, disposition or other action by Bank required by law and sent to Debtor at Debtor's address shown above, or at such other address of debtor as may from time to time be shown on the records of Bank, at least 5 days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided herein. Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Bank with respect to any of the Collateral, to the Obligations in such order and manner as Bank may determine. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Bank in a recognized market for such collateral without providing notice of sale.

REMEDIES ARE CUMULATIVE. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank or any right, power or remedy hereunder preclude any or other further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

MISCELLANEOUS. (i) AMENDMENTS AND WAIVERS. No waiver, amendment or modification of any provision of this Security Agreement shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. Neither the failure of, nor any delay by, Bank in exercising any right, power or privilege granted pursuant to this Security Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. (ii) ASSIGNMENT. All rights of Bank hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Bank, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Debtor to assign without Bank's prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of
Debtor. (iii) APPLICABLE LAW: CONFLICT BETWEEN DOCUMENTS. This Security Agreement shall be governed by and construed under the laws of the state in which the office of Bank as stated above is located without regard to that state's conflict of laws principles. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (iv) JURISDICTION. Debtor irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank as stated above is located. (v) SEVERABILITY. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent or such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (vi) NOTICES. Any notices to Debtor shall be sufficiently given. If in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder; and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that the Debtor changes Debtor's mailing address at any time prior to the date the Obligations are paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (vii) CAPTIONS. The captions contained

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herein are  inserted  for  convenience  only and shall not affect the meaning or interpretation of this Security Agreement or any provision thereof. The use of the plural shall also mean the singular, and vice versa, (viii) LOAN DOCUMENTS. The term "Loan Documents" refers to all documents, whether now or hereafter existing, executed in connection with the Obligations and may include, without limitation and whether executed by Borrower, Debtor or others, commitment letters, loan agreements, guaranty agreements, other security agreements, letters of credit, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, and any amendments or supplements (excluding swap agreements as defined in 11 U.S.C. ss. 101). (ix) JOINT AND SEVERAL LIABILITY. If more than one person has signed this Security Agreement, such parties are jointly and severally obligated hereunder. (x) BINDING CONTRACT. Debtor by execution and Bank by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement.

IN WITNESS WHEREOF, Debtor, on the day and year first written above, has caused this Security Agreement to be executed under seal.

                               Optical Cable Corporation, a Virginia Corporation Taxpayer Identification Number: 54-1237042

CORPORATE                      By: /s/  Robert Kopstein
SEAL                               -------------------------------
                                   Robert Kopstein, President

                               SECURITY AGREEMENT

                                                                  March 13, 1996
Optical Cable Corporation, a Virginia Corporation
5290 Concourse Drive
Roanoke, Virginia 24019
(Individually and collectively "Debtor")

First Union National Bank of Virginia
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

To secure payment and performance of the Promissory Note executed by the Debtor dated March 13, 1996, in the original principal amount of $5,000,000.00, payable to Bank, and any extension, renewal, modification or novation thereof (the "Note"), this Security Agreement and the other Loan Documents, and any other obligation of Debtor to Bank however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including swap agreements (as defined in 11 U.S.C. ss.101), future advances, and all costs and expenses incurred by Bank to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, "Obligations").

Debtor hereby grants to Bank a continuing security interest in and lien upon the following described property and any additions, accessions, or substitutions thereof and thereto, and all proceeds and products thereof, including cash or non-cash dividends (collectively, "Collateral"):

All accounts, contract rights, inventory, furniture, fixtures, machinery, equipment, and general intangibles, now existing or hereafter arising and proceeds and products thereof.

All books, records, files, computer programs, data processing records, computer software, documents and other information, property, or general intangibles, at any time evidencing, describing or pertaining to, and all containers and packages for, the property described above.

All products and proceeds of any of the property described above in any form, and all proceeds of such products including, without limitation, all cash and credit balances, rents, revenues and profits from sale, lease or license of any Collateral, all payments under any indemnity, warranty or guaranty with respect to any of such property, all proceeds of fire or other insurance, including any refunds or unearned premiums in connection with any cancellation, adjustment, or termination of any Insurance policy, all proceeds obtained as a result of any legal action or proceeding with respect to any of such property, and claims by Debtor against third parties for loss or damage to, or destruction of, any of such property.

Debtor hereby represents and agrees that:

OWNERSHIP. Debtor owns the Collateral or Debtor will purchase and acquire rights in the Collateral within ten days of the date advances are made under the Note. The Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to Bank. Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to Bank.

NAME AND OFFICES. There has been no change in the name of the Debtor, or the name under which the Debtor conducts business, within the five years preceding the date of execution of this Security Agreement and Debtor has not moved its executive offices or residence within the five years preceding the date of execution of this Security Agreement except as previously reported in writing to Bank. The taxpayer identification number of Debtor as provided herein is correct.

TITLE/TAXES. Debtor has good and marketable title to Collateral and will warrant and defend same against all claims. Debtor will not transfer, sell, or lease Collateral (except in the ordinary course of business). Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Bank, on demand, for any such payment made by Bank. Any amounts so paid shall be added to the Obligations.

WAIVERS. Debtor waives presentment, demand, protect, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate, and notice of acceleration of maturity. Debtor further agrees not to assert against Bank as a defense (legal or equitable), as a set-off, as a personal property or services relating to any part of the Collateral. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to notice or to hearing prior to Bank's taking Immediate possession or control of any Collateral, and to any bond or security which might be required by applicable law prior to the exercise of any of Bank's remedies against any Collateral.

EXTENSIONS, RELEASES. Debtor agrees that Bank may extend, renew or modify any of the Obligations and grant any releases, compromises or indulgences with respect to any security for the Obligations, or with respect to any party liable for the Obligations, all without notice to or consent of Debtor and without affecting the liability of the Debtor of the enforceability of this Security Agreement.

NOTIFICATIONS OF CHANGE. Debtor will notify Bank in writing at least thirty (30) days prior to any change in: (i) Debtor's chief place of business and/or residence; (ii) Debtor's name or identity; or (iii) Debtor's corporate structure. Debtor will keep Collateral at the location(s) previously provided to Bank until such time as Bank provides written advance consent to a change of location. Debtor will bear the cost of preparing and filing any documents necessary to protect Bank's liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating. Debtor shall immediately notify Bank of any material loss or damage to Collateral. Debtor shall not permit any item of equipment to become a fixture to real estate or an accession to other personal property. Debtor represents it is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, Collateral, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss.3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and all applicable federal, state and local laws, and regulations intended to protect the environment.

RISK OF LOSS AND INSURANCE. The Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force casualty and hazard insurance on Collateral. Such insurance is to be in form and amounts satisfactory to Bank. All such policies shall provide to Bank a minimum of thirty (30) days written notice of cancellation; and all policies shall be payable to Bank. Debtor shall furnish to Bank such policies, or other evidence of such policies satisfactory to Bank. Bank is authorized, but not obligated, to purchase any or all insurance or "Single interest insurance" protecting such interest as Bank deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral at its discretion, all at Debtor's expense. In such event, Debtor agrees to reimburse Bank for the cost of such insurance and Bank may add such cost to the Obligations. Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. Debtor hereby assigns to Bank the proceeds of all such insurance and directs any insurer to make payments directly to Bank. Debtor hereby appoints Bank its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so long as the Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of such recovery, to grant releases to insurer, to grant subrogation rights to any Insurer, and to endorse any settlement check or draft. Debtor agrees not to exercise any of the foregoing powers granted to Bank without the Bank's prior written consent.

ADDITIONAL COLLATERAL. If at any time Collateral is unsatisfactory to Bank, then on demand of Bank, Debtor shall immediately furnish such additional Collateral satisfactory to Bank to be held by Bank as if originally pledged hereunder and shall execute such additional security agreements and financing statements as requested by Bank.

FINANCING STATEMENTS. No Financing Statement senior to the Bank's interest (other than any filed by Bank) covering any of Collateral or proceeds thereof is on file in any public filing office. This Security Agreement or a copy thereof, or any Financing Statement executed hereunder may be recorded. On request of Bank, Debtor will execute one or more Financing Statements in form satisfactory to Bank and will pay all costs and expenses of filing the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Bank to be desirable. Bank is authorized to file Financing Statements relating to Collateral without Debtor's signature where necessary to accomplish perfection of Bank's security interest. The appointment is coupled with an interest and shall be irrevocable as long as any Obligations remain outstanding. Debtor further agrees to take such other actions as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein.

LANDLORD/MORTGAGEE WAIVERS. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Bank by which such mortgagee or landlord waives its rights, if any, in the Collateral.

STOCK, DIVIDENDS. If, with respect to any security pledged hereunder, a stock dividend is declared, any stock split made or right to subscribe is issued, all the certificates for the shares representing such stock dividend, stock split or right to subscribe will be immediately delivered, duly endorsed, to the Bank as additional collateral, and any cash or non-cash dividend will be immediately delivered to Bank.

CONTRACTS, CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES. Debtor warrants that the Collateral consisting of contract rights, chattel paper, accounts, or general intangibles is (a) genuine and enforceable in accordance with its terms except as limited by law; (b) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtor except as to which Debtor has notified Bank in writing; and (c) not subject to any other circumstances that would impair the validity, enforceability or amount of such Collateral except as to which Debtor has notified Bank in writing. Debtor shall not amend, modify or supplement any lease, contract or agreement contained in the Collateral or waive any provision therein, without prior written consent of Bank.

ACCOUNT INFORMATION. From time to time, at the Bank's request, Debtor shall provide Bank with schedules describing all accounts and contracts, including customers' addresses, credited or acquired by Debtor and at the Bank's request shall execute and deliver written assignments of contracts and other documents evidencing such accounts and contracts to Bank. Together with each schedule, Debtor shall, if requested by Bank, furnish Bank with copies of Debtor's sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and Debtor warrants the genuineness thereof.

ACCOUNT AND CONTRACT DEBTORS. Bank shall have the right to notify the account and contract debtors obligated on any or all of the Collateral to make payment thereof directly to Bank and Bank may take control of all proceeds of any such Collateral, which rights Bank may exercise at any time. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether the same is incurred by Bank or Debtor. Upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal.

If a Default occurs, no discount, credit, or allowance shall be granted by Debtor to any account or contract debtor and no return of merchandise shall be accepted by Debtor without Bank's consent. Bank may, after Default, settle or adjust disputes and claims directly with account contract debtors for amounts and upon terms that Bank considers advisable, and in such cases, Bank will credit the Obligations with the net amounts received by Bank, after deducting all of the expenses incurred by Bank. Debtor agrees to indemnify and defend Bank and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of the Collateral.

GOVERNMENT CONTRACTS. If any accounts receivable or proceeds of inventory covered hereby arises from obligations due to the Debtor from any governmental unit or organization, Debtor shall immediately notify Bank in writing and execute all documents and take all actions demanded by Bank to ensure recognition by such governmental unit or organization of the rights of Bank in the Collateral.

FARM PRODUCTS. Debtor agrees to deliver to Bank a written list identifying all points of delivery of, and identifying all potential buyers, commission merchants, and selling agents to or through whom Debtor may sell farm products secured by this Security Agreement.

LIVESTOCK. If the Collateral includes livestock, Debtor grants to Bank a security interest in all increase, progeny and products thereof, all feed owned by Debtor, all water privileges. all equipment used in feeding and handling said livestock, and all rights, title and interest in and to all contracts and leases covering lands for pasture and grazing purposes.

INVENTORY. So long as no Default has occurred, Debtor shall have the right in the regular course of business, to process and sell Debtor's inventory, unless Bank shall hereafter otherwise direct in writing. Upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal.

INSTRUMENTS, CHATTEL PAPER. Any Collateral that is instruments, chattel paper and negotiable documents will be properly assigned to, deposited with and held by Bank, unless Bank shall hereafter otherwise direct or consent in writing. Bank may, without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to the Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Bank shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way or explanation and not by way of limitation, Bank shall incur no liability for any of the following: (i) loss or depreciation f the Collateral (unless caused by its willful misconduct), (ii) its failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, or (iii) its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other security whether in connection with any merger, consolidation, recapitalization, or reorganization, arising out of the refunding of the original security, or for any other reason, or its failure to notify any party hereto that the Collateral should be so presented or surrendered.

TRANSFER OF COLLATERAL. The Bank may assign its rights in the Collateral or any part thereof, to the assignee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the Bank with respect to the property so transferred and delivered, and the Bank shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred the Bank shall retain all rights and powers hereby given.

SUBSTITUTE COLLATERAL. With prior written consent of Bank, other Collateral may be substituted for the original Collateral herein in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute Collateral.

INSPECTION, BOOKS AND RECORDS. Debtor will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom/ Ban, or any of its agents, shall have their right, at intervals to be determined by Bank and without hindrance or delay, to inspect, audit, and examine the Collateral and to make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral, Debtor's business or any other transaction between the parties hereto. Debtor will at its expense furnish Bank copies thereof upon request.

CROSS COLLATERALIZATION LIMITATION. As to any other existing or future consumer purpose loan by Bank to Debtor, within the meaning of the Federal Consumer Credit Protection Act, Bank expressly waives any security interest granted herein in Collateral that Debtor uses as a principal dwelling and household goods.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Bank's reasonable expenses incurred in enforcing this Agreement and in preserving and liquidating the Collateral including but not limited to, reasonable arbitration, attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit or proceeding.

DEFAULT. A default ("Default") under this Security Agreement occurs upon: (a) The failure of timely payment or performance of any of the Obligations or a default under any Loan Document; (b) Any breach of any representation or agreement contained or referred to in this Security Agreement or other Loan Document; and/or (c) Any loss, theft, substantial damage, or destruction of the Collateral not fully covered by insurance, or as to which insurance proceeds are not permitted to Bank within thirty (30) days of the loss; any sale (except the sale of inventory in the ordinary course of business), lease, or encumbrance of any of the Collateral without prior written consent of Bank; or the making of any levy, seizure, or attachment on or of the Collateral which is not removed with ten (10) days.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs, all of the Obligations shall be immediately due and payable, without notice and Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Bank shall have the following rights and remedies: (a) To take immediate possession of the Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which the collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render the Collateral unusable or dispose of said Collateral on Debtor's premises, (b) To require Debtor to assemble the Collateral and make it available to Bank at a place to be designated by Bank,
(c) To exercise its right of set-off or security interest as to any monies of Debtor deposited with Bank or affiliates of Bank, without notice, (d) To dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Bank, at either private or public sale (at which public sale bank may be the purchaser) with or without having the Collateral physically present at said sale. If the Collateral includes motor vehicles or household appliances, it is agreed that disposition by private sale is commercially reasonable, but private sale shall not be deemed to be Bank's exclusive remedy, it being understood that Bank may elect to dispose of the Collateral in any other commercially reasonable manner, (e) Any notice of sale, disposition or other action by Bank required by law and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Bank, at least five (5) days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided herein, (f) Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Bank with respect to any of the Collateral, to the Obligations in such order and manner as Bank may determine, (g) Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Bank in a recognized market for such collateral without providing notice of sale.

REMEDIES ARE CUMULATIVE. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

MISCELLANEOUS. (a) Amendments and Waivers. No waivers, amendments or modifications of any provision of this Security Agreement shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. Neither the failure of, nor any delay by, Bank in exercising any right, power or privilege granted pursuant to this Security Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.
(b) Assignment. All rights of Bank hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Bank, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Debtor to assign without Bank's prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon the Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. (c) Applicable Law; Conflict Between Documents. This Security Agreement shall be governed by and construed under the law of the state in which the office of Bank as stated above is located without regard to that state's conflict of laws principles. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (d) Jurisdiction. Debtor irrevocably agrees to non-exclusive personal jurisdiction i the state in which the office of Bank as stated above is located. (e) Severability. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (f) Notices. Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder; and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that the Debtor changes Debtor's address at any time prior to the date this Note is paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (g) Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. (h) Loan Documents. The term "Loan Documents" refers to all documents executed in connection with the Obligations and may include, without limitation, commitment letters, loan agreements, guaranty agreements, other security agreements, letters of credit, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, and any amendments or supplements (excluding swap agreements as defined in 11 U.S.C. ss. 101). (i) Joint and Several Liability. If more than one person has signed this Security Agreement, such parties are jointly and severally obligated hereunder. (j) Binding Contract. Debtor by execution and Bank by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Security Agreement and other Loan Documents ("Disputes") between or among parties to this Security Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Security Agreement.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgement upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, Bank and Debtor agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Debtor shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation or real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment.

Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Debtor and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         IN WITNESS WHEREOF, Debtor, on the day and year first written above, has caused this Agreement to be executed under seal.

Optical Cable Corporation, a Virginia Corporation


By:      /s/ Robert Kopstein
         -----------------------------------
         Robert Kopstein, President                       CORPORATE
                                                          SEAL


Taxpayer Identification Number:  54-1237042



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